Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The United States Basketball League, Inc. (the "Company") on Form 10-Q for the three months ended May 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Saeb Jannoun, Chief Executive Officer of the Company and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Saeb Jannoun
Saeb Jannoun
Chief Executive Officer

By:	/s/ Saeb Jannoun
Saeb Jannoun
Chief Financial Officer

July 22, 2021